Exhibit 99.1

Endo Pharmaceuticals Bear Stearns Healthcare Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo's Registration Statement on Form S-3 filed with the SEC on September 2, 2005. Readers should evaluate any statement in light of these important factors.

Endo - A Leader in Pain Management Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Well-established commercial capability: Portfolio of branded prescription products including Lidoderm(r) and Percocet(r) Launches of Frova(r), DepoDur(tm) and generic oxycodone ER ongoing Promising pipeline, with 10 mid- to late-stage products Sound financial condition, with strong cash flow and no debt Experienced and incentivized management team

Data for 12 mos. ended 12/31/04 Pain Market: Large, Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population An estimated 50 million Americans suffer from chronic pain Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $19 Billion 5-Year $ CAGR: Opioid 20% Non-Opioid 14% Non-Opioid Opioid $12.6B $6.3B Source: IMS Sales Perspectives, 12/04

Lidoderm(r) Product Profile Topical patch launched in 1999 covered by patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia (without anesthesia) directly to the affected nerves

Frova(r) Product Profile Triptan indicated for acute treatment of migraine headaches in adults Commercial strategy to implement marketing, education and clinical plan to differentiate Frova(r) in the marketplace Long half-life Low recurrence rate Phase III development ongoing for MRM prophylaxis indication CHRONOGESIC(tm) (2)

DepoDur(tm) Product Profile Encapsulated morphine sulfate Epidural injection with up to 48-hour extended-release delivery Intended to change the paradigm for post- surgical pain management Indicated for the treatment of pain following major surgery such as: Lower Abdominal Surgery Hip Arthroplasty Knee Arthroplasty Scheduled Caesarean Section

Pipeline Summary Transdermal sufentanil patch (3) Topical ketoprofen patch (3) Rapinyl(tm) (3) LidoPAIN(r) BP (2) Lidoderm(r) (other indications) Propofol IDD-D(tm) (2) Frova(r) (MRM indication) (2) In Development ANDA under Review Transdermal fentanyl patch (generic) (2) Approvable Letters Received Oxymorphone ER (1) and IR Status Filed (1) Co-developed (2) Licensed marketing rights (3) Licensed marketing and development rights CHRONOGESIC(tm) (2)

Oxymorphone ER Development Program FDA has accepted one clinical trial as pivotal proof of efficacy Conducting two additional clinical trials in order to file at least one additional pivotal trial 12-week double-blinded, placebo-controlled trial in chronic low back pain patients One trial with opioid-experienced patients and one trial (under SPA) with opioid-naive patients Run-in period intended to address early drop-outs SPA trial results announced August 22, 2005 Achieved primary endpoint - change in average pain intensity from baseline vs. placebo (p<0.0001) Currently expect to file complete response with the FDA in early 2006

Outlook Results from second oxymorphone ER trial FDA approval expected on generic Duragesic Ongoing advancement of pipeline Acquisition/in-licensing opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology

Endo Pharmaceuticals Nasdaq: ENDP